SEC. File Nos. 2-83848
                                                811-3735

             SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                          FORM N-1A
                   Registration Statement
                           Under
                 the Securities Act of 1933

             Post-Effective Amendment No.  21
                           and
                  Registration Statement
                          Under
            The Investment Company Act of 1940
                    Amendment No.  18

                   THE NEW ECONOMY FUND
     (Exact Name of Registrant as specified in charter)
                   333 South Hope Street
                Los Angeles, California 90071
           (Address of principal executive offices)

    Registrant's telephone number, including area code:
                       (213) 486-9200


                       Chad L. Norton
          Capital Research and Management Company
                   333 South Hope Street
               Los Angeles, California 90071
           (name and address of agent for service)


                         Copies to:
               MICHAEL  J. FAIRCLOUGH, ESQ.
                   O'Melveny & Myers LLP
                   400 South Hope Street
               Los Angeles, California  90071
                (Counsel for the Registrant)


Title of Securities being Registered: Shares of Beneficial Interest (no par value)

                 Approximate date of proposed public offering:
It is proposed that this filing become effective on February 1, 1998, pursuant to paragraph (b) of rule 485.

THE NEW ECONOMY FUND
CROSS REFERENCE SHEET

ITEM NUMBER OF

PART "A" OF FORM N-1A                            CAPTIONS IN PROSPECTUS (PART "A")

 1.      Cover Page                              Cover Page

 2.      Synopsis                                Expenses

 3.      Condensed Financial Information         Financial Highlights, Investment Results

 4.      General Description of Registrant       Investment Policies and Risks; Securities and

                                                 Investment Techniques; Fund Organization and

                                                 Management

 5.      Management of the Fund                  Financial Highlights; Fund Organization and Management;

                                                 Expenses; Securities and Investment Techniques;

                                                 Multiple Portfolio Counselor System

 6.      Capital Stock and Other Securities      Investment Policies and Risks; Securities and Investment

                                                 Techniques; Fund Organization and Management;

                                                 Dividends, Distributions and Taxes

 7.      Purchase of Securities Being Offered    Purchasing Shares; Shareholder Services; Fund Organization

                                                 and Management

 8.      Redemption or Repurchase                Selling Shares

 9.      Legal Proceedings                       N/A


---

ITEM NUMBER OF                                   CAPTIONS IN STATEMENT OF

PART "B" OF FORM N-1A                            ADDITIONAL INFORMATION (PART "B")

10.      Cover Page                              Cover Page

11.      Table of Contents                       Table of Contents

12.      General Information and History         Fund Organization and Management (Part "A")

13.      Investment Objectives and Policies      Securities and Investment Techniques (Part "A");

                                                 Investment Policies; Description of Certain Securities;

                                                 Investment Restrictions

14.      Management of the Registrant            Fund Trustees and Officers; Management

15.      Control Persons and Principal Holders

         of Securities                           Fund Trustees and Officers

16.      Investment Advisory and Other Services   Management; Fund Organization and Management (Part "A");

                                                 General Information

17.      Brokerage Allocation and Other Practices   Execution of Portfolio Transactions

18.      Capital Stock and Other Securities      N/A

19.      Purchase, Redemption and Pricing of

         Securities Being Offered                Purchase of Shares; Purchasing Shares (Part "A"); Shareholder

                                                 Account Services and Privileges; Redeeming Shares

20.      Tax Status                              Dividends, Distributions and Federal Taxes

21.      Underwriter                             Management -- Principal Underwriter

22.      Calculation of Performance Data         Investment Results

23.      Financial Statements                    Financial Statements


----

Item in Part "C"

24.      Financial Statements and Exhibits

25.      Persons Controlled by or under

         Common Control with Registrant

26.      Number of Holders of Securities

27.      Indemnification

28.      Business and Other Connections of

         Investment Adviser

29.      Principal Underwriters

30.      Location of Accounts and Records

31.      Management Services

32.      Undertakings

         Signature Page


                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

--------------------------------------------------------------------------------


                                The New Economy
                                    Fund(R)

                                   Prospectus





                                FEBRUARY 1, 1998

THE NEW ECONOMY FUND
333 South Hope Street
Los Angeles, CA 90071

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Expenses....................................................  3

Financial Highlights........................................  4

Investment Policies and Risks...............................  5

Securities and Investment Techniques........................  6

Multiple Portfolio Counselor System.........................  8

Investment Results.......................................... 10

Dividends, Distributions and Taxes.......................... 11

Fund Organization and Management............................ 12

Shareholder Services........................................ 15

--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. Current income is a secondary consideration. In seeking to achieve its objective, the fund invests principally in the equity securities of companies that derive their revenue primarily from operations in the services and information area of the global economy or that appear to have future prospects tied importantly to that area of the economy.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


14-010-0298

================================================================================

EXPENSES
The effect of the expenses described below is reflected in the fund's share price and return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Operating expenses are paid by the fund.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)  5.75%

 ..........................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)

------------------------------------------
Management fees                      0.43%
 ..........................................
12b-1 expenses                       0.23%/1/
 ..........................................
Other expenses                       0.15%
 ..........................................
Total fund operating expenses        0.81%

/1/ 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
------------------------------------------

One year                              $ 65
 ..........................................
Three years                           $ 82
 ..........................................
Five years                            $100
 ..........................................
Ten years                             $152

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

--------------------------------------------------------------------------------
                                          THE NEW ECONOMY FUND / PROSPECTUS    3
--------------------------------------------------------------------------------

================================================================================
FINANCIAL HIGHLIGHTS
The following information has been audited by Deloitte & Touche LLP, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA*

                                                  YEAR ENDED NOVEMBER 30
                                                     ...............
                           1997    1996    1995    1994    1993    1992    1991     1990    1989    1988
                          -------------------------------------------------------------------------------
Net asset value,
beginning of year        $18.50  $16.98  $14.65  $16.47  $13.17  $10.98  $ 9.80   $13.22  $10.48  $ 9.29
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income       .12     .14     .20     .17     .11     .08     .15      .27     .25     .22
 .........................................................................................................
Net realized and
unrealized gain (loss)
on investments             3.57    2.26    2.99    (.59)   3.75    2.45    1.76    (1.79)   3.33    1.70
 .........................................................................................................
Total income (loss)
from investment
operations                 3.69    2.40    3.19    (.42)   3.86    2.53    1.91    (1.52)   3.58    1.92
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
investment income          (.14)   (.19)   (.18)   (.12)   (.07)   (.14)   (.26)    (.29)   (.24)   (.19)
 .........................................................................................................
Distributions from net
realized gains            (1.13)   (.69)   (.68)  (1.28)   (.49)   (.20)   (.47)   (1.61)   (.60)   (.54)
 .........................................................................................................
Total distributions       (1.27)   (.88)   (.86)  (1.40)   (.56)   (.34)   (.73)   (1.90)   (.84)   (.73)
 .........................................................................................................
Net asset value, end of
year                     $20.92  $18.50  $16.98  $14.65  $16.47  $13.17  $10.98   $ 9.80  $13.22  $10.48
---------------------------------------------------------------------------------------------------------
Total return/1/          21.64%  15.00%  23.22%  (2.94%) 30.60%  23.58%  20.68%  (13.39%) 36.87%  22.32%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of year
(in millions)            $4,804  $4,223  $3,523  $2,592  $1,912  $1,115  $  908   $  783  $  888  $  678
 .........................................................................................................
Ratio of expenses to
average net assets         .81%    .84%    .88%    .85%    .85%    .89%    .92%     .92%    .83%    .81%
 .........................................................................................................
Ratio of net income to
average net assets         .66%    .85%   1.33%   1.25%    .76%    .67%   1.33%    2.50%   2.13%   1.97%
 .........................................................................................................
Average commissions
paid/2/                   2.58c   1.17c    .16c    .38c    .30c   3.29c   4.42c    3.29c   6.54c   4.12c
 .........................................................................................................
Portfolio turnover rate  31.62%  29.54%  27.03%  25.51%  26.97%  19.03%  18.52%   17.21%  23.31%   8.06%
---------------------------------------------------------------------------------------------------------

* All per share data reflect the 100% stock dividend effected on May 26, 1994. /1/ Excludes maximum sales charge of 5.75%.
/2/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

--------------------------------------------------------------------------------
4   THE NEW ECONOMY FUND / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

INVESTMENT POLICIES AND RISKS
The fund aims to provide you with long-term growth of capital.

The fund seeks to achieve its objective by investing in securities of companies that derive their revenues primarily from operations in the services and information area of the global economy. These could include, for example, companies involved in the areas of telecommunications, computer systems and software, broadcasting and publishing, health care, advertising, leisure, tourism, financial services, distribution and transportation.

The fund may invest up to 25% of its assets in companies outside the services and information area. This percentage is measured at the time of a particular investment. Up to 40% of the fund's assets may be invested in securities of issuers that are domiciled outside the U.S. (which are generally denominated in currencies other than the U.S. dollar).

The fund normally invests in equity securities, including common stocks or other securities convertible into stocks. The fund may also invest in smaller capitalization stocks which can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Transaction costs may be higher for smaller capitalization stocks, and there may be more difficulty obtaining information about the issuers or valuing or disposing of securities than for more widely held stocks. When prevailing market, economic, political or currency conditions warrant, assets may also be invested in debt securities generally rated in the top three quality categories by any national rating service or unrated but determined to be of equivalent quality by Capital Research and Management Company. In addition, the fund may hold cash and cash equivalents of U.S. and non-U.S. issuers, and may enter into repurchase agreements. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

Investment limitations are considered at the time securities are purchased. These limits are based on the fund's net assets unless otherwise indicated. The fund's fundamental investment restrictions (described in the statement of additional information) and objective may not be changed without shareholder approval.

THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE DUE TO MARKET CONDITIONS AND OTHER FACTORS. IN ADDITION, THE FUND MAY EXPERIENCE DIFFICULTY LIQUIDATING CERTAIN PORTFOLIO SECURITIES DURING SIGNIFICANT MARKET DECLINES OR PERIODS OF HEAVY REDEMPTIONS.

--------------------------------------------------------------------------------
                                          THE NEW ECONOMY FUND / PROSPECTUS    5
--------------------------------------------------------------------------------

================================================================================

SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face values.

The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest up to 10% of its total assets in debt securities rated Baa or BBB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality by Capital Research and Management Company. These securities are considered "investment grade" but also may have speculative characteristics. Securities rated Ba and BB or below or unrated securities determined to be of equivalent quality are commonly known as "high-yield, high-risk" or "junk" bonds and are described by the ratings agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. The fund's high-yield, high-risk securities may be rated as low as Ca or CC. Bonds rated Ca or CC are described by the ratings agencies as "speculative in a high degree; often in default or [having] other marked shortcomings." See the statement of additional information for a complete description of the ratings.

The fund's investments in debt securities outside the U.S. will principally be in securities issued or guaranteed as to principal and interest by governments or their agencies or instrumentalities or by multinational agencies.

--------------------------------------------------------------------------------
6   THE NEW ECONOMY FUND / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

RESTRICTED SECURITIES AND LIQUIDITY

The fund may purchase securities subject to restrictions on resale. All such securities whose principal trading market is in the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures which have been adopted by the fund's board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

INVESTING IN VARIOUS COUNTRIES

The fund has the ability to invest outside the U.S. Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

CURRENCY TRANSACTIONS

The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates.

--------------------------------------------------------------------------------
                                          THE NEW ECONOMY FUND / PROSPECTUS    7
--------------------------------------------------------------------------------

================================================================================

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio.
The primary individual portfolio counselors for the fund are listed on the following page.

--------------------------------------------------------------------------------
8   THE NEW ECONOMY FUND / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================


                                                          YEARS OF EXPERIENCE
                                                                  AS
                                                              INVESTMENT
                                                             PROFESSIONAL
                                                             (APPROXIMATE)
                                                         .......................
                                           YEARS OF
                                          EXPERIENCE
                                         AS PORTFOLIO
                                          COUNSELOR
                                        (AND RESEARCH   WITH CAPITAL
                                       PROFESSIONAL, IF RESEARCH AND
                                       APPLICABLE) FOR   MANAGEMENT
PORTFOLIO COUNSELORS                         THE         COMPANY OR
FOR THE NEW ECONOMY                    NEW ECONOMY FUND     ITS       TOTAL
        FUND          PRIMARY TITLE(S)  (APPROXIMATE)    AFFILIATES   YEARS
-------------------------------------------------------------------------------
WILLIAM R.            Chairman of the  14 years (since  28 years     35 years
GRIMSLEY              Board and        the fund began
                      Principal        operations)
                      Executive
                      Officer of the
                      fund; Senior
                      Vice President
                      and Director,
                      Capital
                      Research and
                      Management
                      Company
-------------------------------------------------------------------------------
TIMOTHY D.            President and    7 years (in      15 years     15 years
ARMOUR                Trustee of the   addition to
                      fund; Chairman   5 years as a
                      and Chief        research
                      Executive        professional
                      Officer,         prior to
                      Capital          becoming a
                      Research         portfolio
                      Company*         counselor for
                                       the fund)
-------------------------------------------------------------------------------
CLAUDIA               Senior Vice      3 years (in      20 years     22 years
HUNTINGTON            President of     addition to 11
                      the fund;        years as a
                      Senior Vice      research
                      President,       professional
                      Capital          prior to
                      Research and     becoming a
                      Management       portfolio
                      Company          counselor for
                                       the fund)
-------------------------------------------------------------------------------
JAMES B.              Senior Vice      7 years (in      16 years     16 years
LOVELACE              President of     addition to
                      the fund;        2 years as a
                      Senior Vice      research
                      President,       professional
                      Capital          prior to
                      Research and     becoming a
                      Management       portfolio
                      Company          counselor for
                                       the fund)
-------------------------------------------------------------------------------
GORDON                Senior Vice      4 years (in      27 years     27 years
CRAWFORD              President and    addition to
                      Director,        5 years as a
                      Capital          research
                      Research and     professional
                      Management       prior to
                      Company          becoming a
                                       portfolio
                                       counselor for
                                       the fund)
-------------------------------------------------------------------------------
WILLIAM C.            Senior Partner,  14 years (since  39 years     45 years
NEWTON                The Capital      the fund began
                      Group            operations)
                      Partners L.P.*
-------------------------------------------------------------------------------

  The fund began operations on December 1, 1983.
  * Company affiliated with Capital Research and Management Company.

--------------------------------------------------------------------------------
                                          THE NEW ECONOMY FUND / PROSPECTUS    9
--------------------------------------------------------------------------------

===============================================================================

INVESTMENT RESULTS

The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Currently, the fund calculates investment results only on a total return basis. Results calculated without a sales charge will be higher.

X TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

X YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

X DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED DECEMBER 31, 1997)

AVERAGE
ANNUAL                THE FUND       THE FUND AT      GROWTH
TOTAL                  AT NET          MAXIMUM        FUNDS
RETURNS:           ASSET VALUE/1/ SALES CHARGE/1//2/ INDEX/3/ S&P 500/4/
--------------------------------------------------------------------------------
One year               28.85%          21.42%         28.08%    33.32%
 ................................................................................
Five years             16.83%          15.46%         17.08%    20.23%
 ................................................................................
Ten years              16.24%          15.56%         16.08%    18.01%
 ................................................................................
Lifetime/5/            15.80%          15.31%         14.28%    17.03%
--------------------------------------------------------------------------------

/1/ These fund results were calculated according to a standard formula that is required for all stock and bond funds.
/2/ The maximum sales charge has been deducted.
/3/ The Lipper Growth Funds Index tracks the 30 largest growth funds
    (representing about 56% of all growth fund assets). This index is unmanaged and does not reflect sales charges, commissions or expenses.
/4/ The Standard & Poor's 500 Index represents stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/5/ The fund began investment operations on December 1, 1983.

--------------------------------------------------------------------------------
10   THE NEW ECONOMY FUND / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

Here are the fund's annual total returns calculated without a sales charge. This information is being supplied on a calendar year basis.
[BAR CHART]

1988           15.74
1989           31.79
1990          (10.1)
1991           29.17
1992           16.82
1993           30.95
1994           (8.11)
1995           24.37
1996           12.89
1997           28.85

[END BAR CHART]

Past results are not an indication of future results.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund usually pays dividends, which may fluctuate, in June and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

--------------------------------------------------------------------------------
                                          THE NEW ECONOMY FUND / PROSPECTUS   11
--------------------------------------------------------------------------------

================================================================================

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

================================================================================
FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust in 1983. All fund operations are supervised by the fund's board of trustees which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

--------------------------------------------------------------------------------
12   THE NEW ECONOMY FUND / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company may not exceed 0.60% of the fund's average net assets annually and declines at certain asset levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher sales loads in lieu of these fees.

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

--------------------------------------------------------------------------------
                                          THE NEW ECONOMY FUND / PROSPECTUS   13
--------------------------------------------------------------------------------

================================================================================

THE NEW ECONOMY FUND / PROSPECTUS

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                       [MAP OF UNITED STATES OF AMERICA]

                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180

                                      MAP

    WESTERN SERVICE        WESTERN CENTRAL        EASTERN CENTRAL          EASTERN SERVICE
      CENTER               SERVICE CENTER         SERVICE CENTER           CENTER
    American Funds         American Funds         American Funds           American Funds
    Service Company        Service Company        Service Company          Service Company
    P.O. Box 2205          P.O. Box 659522        P.O. Box 6007            P.O. Box 2280
    Brea, California       San Antonio, Texas     Indianapolis, Indiana    Norfolk, Virginia
    92822-2205             78265-9522             46206-6007               23501-2280
    Fax: 714/671-7080      Fax: 210/530-4050      Fax: 317/735-6620        Fax: 757/670-4773

--------------------------------------------------------------------------------
14   THE NEW ECONOMY FUND / PROSPECTUS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS OR ACCOUNTS HELD BY INVESTMENT DEALERS. IF YOU ARE INVESTING IN SUCH A MANNER, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE OR DEALER ABOUT WHAT SERVICES
ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.
--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, computer, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. This includes exchange purchase orders that may place an unfair burden on other shareholders due to their frequency.

Various purchase options are available as described below, subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

X Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

X Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.


--------------------------------------------------------------------------------
                                          THE NEW ECONOMY FUND / PROSPECTUS   15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

X Cross-Reinvestment

  You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

X Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group, generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R), by computer using American FundsLine OnLine(SM) (see below), or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

X Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of 4:00 p.m. Eastern time (the normal close of trading) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account, and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

To establish an account................................................. $1,000
  For a retirement plan account......................................... $  250
  For a retirement plan account through payroll deduction............... $   25
To add to an account.................................................... $   50
  For a retirement plan account......................................... $   25

--------------------------------------------------------------------------------
16   THE NEW ECONOMY FUND / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                            SALES CHARGE AS A
                                              PERCENTAGE OF
                                           ...................
                                                                  DEALER
                                                        NET    CONCESSION AS
                                           OFFERING   AMOUNT   % OF OFFERING
INVESTMENT                                   PRICE   INVESTED      PRICE
--------------------------------------------------------------------------------
Less than $50,000                            5.75%     6.10%       5.00%
 ................................................................................
$50,000 but less than $100,000               4.50%     4.71%       3.75%
 ................................................................................
$100,000 but less than $250,000              3.50%     3.63%       2.75%
 ................................................................................
$250,000 but less than $500,000              2.50%     2.56%       2.00%
 ................................................................................
$500,000 but less than $1 million            2.00%     2.04%       1.60%
 ................................................................................
$1 million or more and certain other
investments described below                see below see below   see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE BY THESE ACCOUNTS WITHIN ONE YEAR OF PURCHASE. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. American Funds Distributors currently provides additional compensation to the top 100 dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

--------------------------------------------------------------------------------
                                        THE NEW ECONOMY FUND / PROSPECTUS     17
--------------------------------------------------------------------------------

================================================================================

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

X Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if (i) all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals or (ii) these individuals are making gifts to other individuals or charities. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

X Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

X Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

X Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount (which, at your request, may include purchases made during the previous
  90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges that may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.

--------------------------------------------------------------------------------
18   THE NEW ECONOMY FUND / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) or American FundsLine OnLine(SM) (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R), by computer using American FundsLine OnLine(SM), or by fax. Sales by telephone, computer or fax are limited to $50,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days.

Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association, or credit union that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

--------------------------------------------------------------------------------
                                          THE NEW ECONOMY FUND / PROSPECTUS   19
--------------------------------------------------------------------------------

================================================================================

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.

================================================================================

OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINESM

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLine(SM). To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access The American Funds Web site on the Internet at www.americanfunds.com.

TELEPHONE AND COMPUTER PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone or computer (including American FundsLine(R) or American FundsLine OnLine(SM) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

--------------------------------------------------------------------------------
20   THE NEW ECONOMY FUND / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

NOTES



--------------------------------------------------------------------------------
                                          THE NEW ECONOMY FUND / PROSPECTUS   21
--------------------------------------------------------------------------------

================================================================================

NOTES

--------------------------------------------------------------------------------
22   THE NEW ECONOMY FUND / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

NOTES




--------------------------------------------------------------------------------
                                          THE NEW ECONOMY FUND / PROSPECTUS   23
--------------------------------------------------------------------------------

  FOR SHAREHOLDER            FOR RETIREMENT PLAN               FOR DEALER
  SERVICES                   SERVICES                          SERVICES
  American Funds             Call your employer or             American Funds
  Service Company            plan administrator                Distributors
  800/421-0180 ext. 1                                          800/421-9900 ext. 11

                                FOR 24-HOUR INFORMATION

       American                                   American Funds
       FundsLine(R)                               Internet Web site
       800/325-3590                               http://www.americanfunds.com

 Telephone conversations may be recorded or monitored for
 verification, recordkeeping and quality assurance purposes.
 ------------------------------------------------------------

 MULTIPLE TRANSLATIONS

 This prospectus may be translated into other languages. In
 the event of any inconsistency or ambiguity as to the
 meaning of any word or phrase in a translation, the English text will prevail.
 ------------------------------------------------------------
 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

 Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the independent auditors' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 Contains more detailed information on all aspects of the fund, including the fund's financial statements.

 A current SAI has been filed with the Securities and Exchange Commission ("SEC"). It is incorporated by reference into this prospectus and is available along with other related materials on the SEC's Internet Web site at http://www.sec.gov.

 CODE OF ETHICS

 Includes a description of the fund's personal investing policy.

 To request a free copy of any of the documents above:

 Call American Funds   or        Write to the Secretary
 Service Company                 of the fund
 800/421-0180 ext. 1             333 South Hope Street
                                 Los Angeles, CA 90071

--------------------------------------------------------------------------------
24   THE NEW ECONOMY FUND / PROSPECTUS
--------------------------------------------------------------------------------
This prospectus has been printed on recycled paper.
                                              [LOGO OF RECYCLED PAPER]

                              THE NEW ECONOMY FUND

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION
                               FEBRUARY 1, 1998

This document is not a prospectus but should be read in conjunction with the current prospectus of The New Economy Fund (the fund or NEF) dated February 1, 1998. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                             THE NEW ECONOMY FUND
                             Attention:  Secretary
                             333 South Hope Street
                            Los Angeles, CA  90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               TABLE OF CONTENTS

ITEM                                                       PAGE NO.

INVESTMENT POLICIES                                        1

DESCRIPTION OF CERTAIN SECURITIES                          2

INVESTMENT RESTRICTIONS                                    3

FUND TRUSTEES AND OFFICERS                                 6

MANAGEMENT                                                 9

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                 12

PURCHASE OF SHARES                                         16

REDEEMING SHARES                                           22

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                23

EXECUTION OF PORTFOLIO TRANSACTIONS                        25

GENERAL INFORMATION                                        26

INVESTMENT RESULTS                                         28

APPENDIX - DESCRIPTION OF BOND RATINGS                     33

FINANCIAL STATEMENTS                                       ATTACHED


                              INVESTMENT POLICIES

LOWER RATED DEBT SECURITIES -- The fund may invest up to 10% of its assets in debt securities rated Baa or BBB or below by Moody's Investors Services, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or in unrated securities that are determined to be of equivalent quality by the fund's investment adviser, Capital Research and Management Company (the Investment Adviser). (See "Appendix - Description of Bond Ratings" below for a more complete description of bond ratings.)

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy procedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as it will with all bonds.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

The fund's investment adviser, Capital Research and Management Company (the Investment Adviser), attempts to reduce these risks through diversification of the portfolio, by credit analysis of each issuer as well as by monitoring broad economic trends and corporate developments, but there can be no assuruance that it will be successful in doing so.

                       DESCRIPTION OF CERTAIN SECURITIES

U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. In these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank Cooperatives, and Federal Intermediate Credit Banks.

CASH AND CASH EQUIVALENTS -- These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (E.G. certificates of deposit (interest-bearing time deposits), and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (3) savings association and bank obligations (E.G. certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. See "Management" below. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited.

CURRENCY TRANSACTIONS -- The fund has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of a currency against the U.S. dollar. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code (the Code) may limit the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

                            INVESTMENT RESTRICTIONS

The fund has adopted the following fundamental policies and investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined within the Investment Company Act of 1940 (the 1940 Act) as the vote of the lesser of (1) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares. Investment limitations expressed in the following restrictions are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. These restrictions provide that the fund may not:

 1. Invest in securities of another issuer (other than the U.S. or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the total assets of the fund would be invested in the securities of such other issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the fund;

 2. Invest in companies for the purpose of exercising control or management;

 3. Purchase the securities of companies in a particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if thereafter 25% or more of the value of its total assets would consist of securities issued by companies in that industry;

 4. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commissions, is involved, and only if immediately thereafter no more than 10% of the value of the fund's total assets would be invested in such securities;

 5. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

 6. Buy or sell commodities or commodity contracts in the ordinary course of its business provided, however, that entering into a forward currency contract shall not be prohibited by this restriction;

 7. Invest more than 10% of the value of its total assets in securities which are not readily marketable or engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933;

 8. Lend any of its assets; provided, however that investment in government obligations, short-term commercial paper, certificates of deposit and banker's acceptances and publicly traded bonds, debentures, or other debt securities or entering into repurchase agreements, shall not be prohibited by this restriction;

 9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short;

 10. Purchase securities on margin;

 11. Enter into any repurchase agreement if, as a result, more than 10% of the fund's total assets would be subject to repurchase agreements maturing in more than seven days (see above);

 12. Borrow amounts in excess of 5% of the value of its total assets or issue senior securities; in any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities;

 13. Mortgage, pledge or hypothecate its assets to any extent;

 14. Purchase or retain the securities of any issuer, if those individual officers and trustees of the fund, its investment adviser or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

 15. Invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

 16. Invest in puts, calls, straddles or spreads, or combinations thereof; nor

 17. Purchase partnership interests in oil, gas, or mineral exploration, drilling or mining ventures.

Further investment policies of the fund include the following: the fund will not invest more than 40% of its assets in securities of issuers outside the U.S. and/or denominated in currencies other than the U.S. dollar; nor will the fund invest more than 5% of the value of the fund's net assets in warrants, valued at the lower of cost or market, with no more than 2% being unlisted on the New York or American Stock Exchanges (warrants acquired by the fund in units or attached to securities may be deemed to be without value for purposes of this restriction).

All percentages relating to the policies and restrictions of the fund are measured at the time the investment is made.

For purposes of investment restriction number 3, the fund will not invest 25% or more of total assets in the securities of issuers in the same industry.
For purposes of investment restriction number 4, the fund may invest in securities of other managed investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Trustees, and to the extent such investments are allowed by an exemptive order granted by the Securities and Exchange Commission.

For purposes of investment restriction number 6, forward currency contracts are not considered commodities or commodities contracts.

                           FUND TRUSTEES AND OFFICERS
                       TRUSTEES AND TRUSTEE COMPENSATION


NAME, ADDRESS   POSITION      PRINCIPAL OCCUPATION(S) DURING        AGGREGATE             TOTAL              TOTAL NUMBER
AND AGE         WITH          PAST 5 YEARS (POSITIONS WITHIN THE    COMPENSATION          COMPENSATION       OF FUND
                REGISTRANT    ORGANIZATIONS LISTED MAY HAVE         (INCLUDING            (INCLUDING         BOARDS ON
                              CHANGED DURING THIS PERIOD)           VOLUNTARILY           VOLUNTARILY        WHICH
                                                                    DEFERRED              DEFERRED           TRUSTEE
                                                                    COMPENSATION/1/)      COMPENSATION/1/)   SERVES/2/
                                                                    FROM THE FUND         FROM ALL FUNDS
                                                                    DURING FISCAL YEAR    MANAGED BY
                                                                    ENDED 11/30/97        CAPITAL RESEARCH
                                                                                          AND
                                                                                          MANAGEMENT
                                                                                          COMPANY

++ Timothy D. Armour     President  Chairman and Chief Executive           none/4/         none/4/            1
333 South Hope Street    and        Officer, Capital Research Company;
Los Angeles, CA 90071    Trustee    Director, Capital Research and
                                    Management Company
Age: 37

Richard G. Capen, Jr.    Trustee    Corporate Director and author, former  $15,500         $34,000            2
Box 2494                            United States Ambassador to Spain;
Rancho Santa Fe, CA                 former Vice Chairman of the Board;
92067                               Kinight Ridder, Inc., former Chairman
Age: 63                             and Publisher, The Miami Herald

H. Frederick Christie    Trustee    Private Investor; former President     $14,611/3/      $163,900/3/        18
P.O. Box 144                        and Chief Executive Officer, The
Palos Verdes Estates, CA            Mission Group (non-utility holding
90274                               company, subsidiary of Southern
Age: 64                             California Edison Company); former
                                    President, Southern California Edison
                                    Company

Alan E. Clements         Trustee    Private investor; former Executive     $11,500         $26,000            2
16 Great Peter Street               Director - Finance, Imperial Chemical
London SW1P3JF                      Industries PLC
England
Age: 69

Alan Greenway            Trustee    President, Greenway Associates, Inc.   $15,000         $73,450            4
7413 Fairway Road                   (management consulting services)
La Jolla, CA 92037
Age: 70

++ William R. Grimsley   Chairman   Senior Vice President and Director,    None/4/         None/4/            3
P.O. Box 7650            of the     Capital Research and Management
San Francisco, CA 94120  Board      Company
Age: 59

++ Graham Holloway       Trustee    Former Chairman of the Board,          None/4/         None/4/            2
17309 Club Hill Drive               American Funds Distributors, Inc.
Dallas, TX 75248
Age: 67

Leonade D. Jones         Trustee    Former Treasurer, The Washington       $14,900/3/      $82,000/3/         5
1536 Los Montes Drive               Post Company
Burlingame, CA 94010
Age: 50

William H. Kling         Trustee    President, Minnesota Public Radio;     $13,950/3/      $75,750/3/         4
2619 Lake of the Isles              President, Greenspring Co.; former
Parkway East                        President, American Public Radio
St. Paul, MN 55408                  (now Public Radio International)
Age: 55

Norman R. Weldon         Trustee    Managing Director, Partisan            $14,700         $39,900            2
15600 N.W. 67th Avenue              Management Group, Inc; Chairman of
Miami, FL 33014                     the Board, Novoste Corporation;
Age: 63                             Director, Enable Medical; former
                                    President and Director, Corvita
                                    Corporation

Patricia K. Woolf        Trustee    Private investor; Lecturer,            $14,100         $89,967            5
506 Quaker Road                     Department
Princeton, NJ 08540                 of Molecular Biology, Princeton
Age: 63                             University




 ++ Trustees who are considered "interested persons" of the fund as defined in the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

  /1/ Amounts may be deferred by eligible directors/trustees under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the director/trustee.

  /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc whose shares may be owned only by tax-exempt organizations.

 /3/ Since the deferred compensation plan's adoption, the total amounts of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended November 30, 1997 for participating Trustees are as follows:
H. Frederick Christie ($21,371); William H. Kling ($57,333); and Leonade D. Jones ($47,340). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustee.

 /4/ Timothy D. Armour, William R. Grimsley and Graham Holloway are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                                    OFFICERS


NAME AND ADDRESS        AGE        POSITION(S) HELD WITH   PRINCIPAL OCCUPATION(S) DURING
                                   REGISTRANT              PAST 5 YEARS

William R. Grimsley     59
(see above)

Timothy D. Armour       37
(see above)

Claudia P. Huntington   45         Senior Vice President   Senior Vice President, Capital
333 South Hope Street Los                                  Research and Management
Angeles, CA  90071                                         Company

James B. Lovelace       41         Senior Vice President   Senior Vice President, Capital
333 South Hope Street Los                                  Research and Management
Angeles, CA  90071                                         Company

Vincent P. Corti        41         Vice President          Fund Business Management Group,
333 South Hope Street Los                                  Capital Research and
Angeles, CA  90071                                         Management Company

Chad L. Norton          37         Secretary               Vice President -- Fund Business
333 South Hope Street Los                                  Management Group, Capital
Angeles, CA  90071                                         Research and Management
                                                           Company

Robert P. Simmer        36         Treasurer               Vice President -- Fund Business
5300 Robin Hood Road                                       Management Group, Capital
Norfolk, VA 2351                                           Research and Management
                                                           Company




All of the officers listed also are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any officer or Trustee who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $8,500 per annum to Trustees who are not affiliated with the Investment Adviser, plus $800 for each Board of Trustees meeting attended, plus $400 for each meeting attended as a member of a committee of the Board of Trustees. No pension or retirement benefits are accrued as part of fund expenses. The Trustees may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser.
As of January 1, 1998 the officers and Trustees of the fund and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser will continue in effect until November 30, 1998, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (1) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (2) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, clerical and bookkeeping functions of the fund and provides suitable office space, small office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the office of the fund relating to the services furnished by the Investment Adviser. Subject to the expense agreement described below, the fund will pay all expenses not expressly assumed by the Investment Adviser, including, but not limited to, registration and filing fees with federal and state agencies; blue sky expenses; expenses of shareholders' meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; legal and auditing fees; dividend disbursement expenses; the expense of the issuance, transfer, and redemption of its shares; expenses pursuant to the fund's Plan of Distribution (described below); custodian fees; printing and preparation of registration statements; taxes; compensation, compensation and expenses paid to Trustees unaffiliated with the Investment Adviser; association dues; and costs of stationery, forms and certificates prepared exclusively for the fund.

As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the lower of the annual rates of 0.60% on the first $300 million of the fund's net assets, 0.48% on assets over $300 million to $750 million, 0.45% on assets over $750 million to $1.25 billion, and 0.42% on assets over $1.25 billion; OR 0.58% on the first $500 million of the fund's net assets, 0.48% on assets from $500 million to $1 billion, 0.44% on assets from $1 billion to $1.5 billion, 0.41% on assets from $1.5 billion to $2.5 billion, 0.39% on assets from $2.5 billion to $4 billion, 0.38% on assets from $4 billion to $6.5 billion, and 0.375% on assets over $6.5 billion. The latter fee schedule provides for lower fees when net assets exceed $3 billion.

The Agreement provides for an advisory fee reduction by any amount necessary to assure that the fund's annual ordinary net operating expenses do not exceed applicable expense limitations in any state in which the fund's shares are being offered for sale. Only one state (California) continues to impose expense limitations on funds registered for sale therein. The California provision currently limits annual expenses to the sum of 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million and 1 1/2% of the remaining average net assets. Rule 12b-1 distribution plan expenses are excluded from this limit. Other expenses which are not subject to this limitation are interest, taxes, and extraordinary items such as litigation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

During the fiscal years ended November 30, 1997, 1996 and 1995, the Investment Adviser's total fees amounted to $18,971,000, $17,016,000, and $13,517,000, respectively.

PRINCIPAL UNDERWRITER -- American Funds Distributors, Inc. (the Principal Underwriter) is the Principal Underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the
Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended November 30, 1997 amounted to $1,605,000 after allowance of $8,007,000 to dealers. During the fiscal years ended November 30, 1996 and 1995 the Principal Underwriter retained $2,388,000 and $2,620,000 respectively.

As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by a majority of the entire Board of Trustees, and separately by a majority of the Trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and Trustees who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Trustees who are not "interested persons" of the fund is committed to the discretion of the Trustees who are not "interested persons" during the existence of the Plan.
The Plan is reviewed quarterly and must be renewed annually by the Board of Trustees.

Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity primarily intended to result in the sale of fund shares provided the fund's Board of Trustees has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Code including a 401 (k) plan with 100 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the year ended November 30, 1997, the fund paid or accrued $10,087,000 for compensation to dealers under the Plan.

The Glass-Stegall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Code. Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (1) 98% of ordinary income (generally net investment income) for the calendar year, (2) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(3) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (1) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (2) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

The amount of any realized gain or loss on closing out a forward currency contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Code Section 988 may also apply to forward currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

Distributions of investment company taxable income, including short-term capital gains, generally are taxable to the shareholder as ordinary income, regardless of whether such distributions are paid in cash or reinvested in additional shares of the fund. The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. A capital gain distribution, whether paid in cash or reinvested in shares, is taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Except for transactions the fund has identified as hedging transactions, the fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency contracts as of the end of the year as well as those actually realized during the year.

Sales of forward currency contracts which are intended to hedge against a change in the value of securities or currencies held by the fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

It is anticipated that any net gain realized from the closing out of forward currency contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above.

The fund will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the fund's fiscal year) on forward currency contract transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend during January of the following year.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, non-U.S. corporation, or non-U.S. partnership (a non-U.S. shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of net long-term capital gains are not subject to tax withholding, but if the non-U.S. shareholder was an individual who was physically present in the U.S. during the tax year for more than 182 days and such shareholder is nonetheless treated as a nonresident alien, the distributions would be subject to a 30% tax.

The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. While the fund expects to invest less than 50% of its assets outside the U.S. under current market conditions, if more than 50% in value of the fund's total assets at the close of its taxable year consists of securities of foreign issuers, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. In any year the fund makes such an election, shareholders will be notified as to the amount of foreign withholding and other taxes paid by the fund.

As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than eighteen months is 20%, and on assets held more than one year and not more than eighteen months is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional income tax liability up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay and additional amount of tax up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish and contribute to an Individual Retirement Account (IRA) each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary discussion of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular tax status.

                               PURCHASE OF SHARES


METHOD       INITIAL INVESTMENT                        ADDITIONAL INVESTMENTS

             See "Investment Minimums and Fund         $50 minimum (except where a lower minimum is noted
             Numbers" for initial investment           under "Investment Minimums and Fund Numbers").
             minimums.

By           Visit any investment dealer who is        Mail directly to your investment dealer's address printed
contacting   registered in the state where the         on your account statement.
your         purchase is made and who has a sales
investment   agreement with American Funds
dealer       Distributors.

By mail      Make your check payable to the fund       Fill out the account additions form at the bottom of a
             and mail to the address indicated on the  recent account statement, make your check payable to account application.  Please indicate an  the fund, write your account number on your check, and
             investment dealer on the account          mail the check and form in the envelope provided with
             application.                              your account statement.

By           Please contact your investment dealer     Complete the "Investments by Phone" section on the
telephone    to open account, then follow the          account application or American FundsLink
             procedures for additional investments.    Authorization Form.  Once you establish the privilege,
                                                       you, your financial advisor or any person with your
                                                       account information can call American FundsLine(R)
                                                       and make investments by telephone (subject to
                                                       conditions noted in "Shareholder Account Services and
                                                       Privileges - Telephone and Computer Purchases,
                                                       Redemptions and Exchanges" below).

By           Please contact your investment dealer     Complete the American FundsLink Authorization Form.
computer     to open account, then follow the          Once you establish the privilege, you, your financial
             procedures for additional investments.    adviser or any person with your account information may
                                                       access American FundsLine OnLine(SM) on the Internet
                                                       and make investments by computer (subject to conditions
                                                       noted in "Shareholder Account Services and Privileges -
                                                       Telephone and Computer Purchases, Redemptions and
                                                       Exchanges" below).

By wire      Call 800/421-0180 to obtain your          Your bank should wire your additional investments in
             account number(s), if necessary.          the same manner as described under "Initial
             Please indicate an investment dealer on   Investment."
             the account.  Instruct your bank to wire
             funds to:
             Wells Fargo Bank
             155 Fifth Street, 6th Floor
             San Francisco, CA 94106
             (ABA #121000248)
             For credit to the account of:
             American Funds Service Company
             a/c #4600-076178
             (fund name)
             (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.




INVESTMENT MINIMUMS AND FUND NUMBERS -- Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(R)                                $1,000                  02

American Balanced Fund(R)                    500                     11

American Mutual Fund(R)                      250                     03

Capital Income Builder(R)                    1,000                   12

Capital World Growth and Income Fund(SM)     1,000                   33

EuroPacific Growth Fund(R)                   250                     16

Fundamental Investors(SM)                    250                     10

The Growth Fund of America(R)                1,000                   05

The Income Fund of America(R)                1,000                   06

The Investment Company of America(R)         250                     04

The New Economy Fund(R)                      1,000                   14

New Perspective Fund(R)                      250                     07

SMALLCAP World Fund(R)                       1,000                   35

Washington Mutual Investors Fund(SM)         250                     01

BOND FUNDS

American High-Income Municipal Bond Fund(R)   1,000                   40

American High-Income Trust(SM)               1,000                   21

The Bond Fund of America(SM)                 1,000                   08

Capital World Bond Fund(R)                   1,000                   31

Intermediate Bond Fund of America(SM)        1,000                   23

Limited Term Tax-Exempt Bond Fund of         1,000                   43
America(SM)

The Tax-Exempt Bond Fund of America(R)       1,000                   19

The Tax-Exempt Fund of California(R)*        1,000                   20

The Tax-Exempt Fund of Maryland(R)*          1,000                   24

The Tax-Exempt Fund of Virginia(R)*          1,000                   25

U.S. Government Securities Fund(SM)          1,000                   22

MONEY MARKET FUNDS

The Cash Management Trust of America(R)      2,500                   09

The Tax-Exempt Money Fund of America(SM)     2,500                   39

The U.S. Treasury Money Fund of America(SM)   2,500                   49

___________
*Available only in certain states.



For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for IRAs. Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                   DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000                6.10%            5.75%            5.00%

$50,000 but less than $100,000   4.71             4.50             3.75

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than $50,000    4.71             4.50             3.75

$50,000 but less than $100,000   4.17             4.00             3.25

STOCK, STOCK/BOND, AND BOND
FUNDS

$100,000 but less than $250,000   3.63             3.50             2.75

$250,000 but less than $500,000   2.56             2.50             2.00

$500,000 but less than $1,000,000   2.04             2.00             1.60

$1,000,000 or more               none             none             (see below)



Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

The Principal Underwriter, at its expense (from a designated percentage of its income), currently, provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.

Any employer-sponsored 403(b) plan or defined contribution plan qualified under
Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

NET ASSET VALUE PURCHASES -- The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by the Investment Adviser, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans, foundations, and endowments with assets of $50 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

STATEMENT OF INTENTION -- The reduced sales charges and offering prices set forth in the rospectus apply to purchases of $50,000 or more made within a 13-month period subject to a statement of intention (the Statement). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the American Funds Service Company (the Transfer Agent). All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION -- Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if (I) all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals or (ii) these individuals are making gifts to other individuals or charities. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or
(2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES -- Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. The prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at 4:00 p.m., New York Time each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Trustees.


                                REDEEMING SHARES


By writing to the Transfer    Send a letter of instruction specifying the name of the fund, the
Agent (at the appropriate     number of shares or dollar amount to be sold, your name and
address indicated under       account number.  You should also enclose any share
"Fund Organization and        certificates you wish to redeem.  For redemptions over $50,000
Management - Principal        and for certain redemptions of $50,000 or less (see below),
Underwriter and Transfer      your signature must be guaranteed by a bank, savings
Agent" in the prospectus)     association, credit union, or member firm of a domestic stock exchange or the National Association of Securities Dealers,
                              Inc. that is an eligible guarantor institution.  You should verify with the institution that it is an eligible guarantor prior to signing.  Additional documentation may be required for
                              redemption of shares held in corporate, partnership or fiduciary accounts.  Notarization by a Notary Public is not an acceptable signature guarantee.

By contacting your            If you redeem shares through your investment dealer, you may
investment dealer             be charged for this service.  SHARES HELD FOR YOU IN YOUR
                              INVESTMENT DEALER'S STREET NAME MUST BE REDEEMED
                              THROUGH THE DEALER.

You may have a redemption     You may use this option, provided the account is registered in
check sent to you by using    the name of an individual(s), a UGMA/UTMA custodian, or a
American FundsLine(R) or      non-retirement plan trust.  These redemptions may not exceed
American FundsLine            $50,000  per shareholder each day and the check must be
OnLine(SM) telephoning,       made payable to the shareholder(s) of record and be sent to
faxing, or telegraphing the   the address of record provided the address has been used with
Transfer Agent (subject to    the account for at least 10 days.  See "Fund Organization and the conditions noted in this  Management - Principal Underwriter and Transfer Agent" in the
section and in "Other         Prospectus and "Exchange Privilege" below for the appropriate
Important Things to           telephone or fax number.
Remember - Telephone and
Computer Purchases, Sales
and Exchanges" in the
prospectus)

In the case of the money      Upon request (use the account application for the money
market funds, you may have    market funds) you may establish telephone redemption
redemptions wired to your     privileges (which will enable you to have a redemption sent to
bank by telephoning the       your bank account) and/or check writing privileges.  If you
Transfer Agent ($1,000 or     request check writing privileges, you will be provided with
more) or by writing a check   checks that you may use to draw against your account.  These
($250 or more)                checks may be made payable to anyone you designate and
                              must be signed by the authorized number of registered
                              shareholders exactly as indicated on your checking account signature card.



A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

REDEMPTION OF SHARES -- The fund's Declaration of Trust permits the fund to redeem the shares of any shareholder, at the current net asset value per share, if at such time the shareholder owns shares having an aggregate net asset value of less than the minimum initial investment required of new shareholders ($1,000).

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN -- The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(1) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (2) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (3) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE -- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to the Transfer Agent (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) or American FundsLine Online(SM) (see "American FundsLine(R) and American FundsLine Online(SM)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES --You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from the Transfer Agent. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM) -- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) and American FundsLine Online(SM). To use this service, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(R) and American FundsLine Online(SM) are subject to the conditions noted above and in "Shareholder Account Services and Privileges --Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone or computer (including American FundsLine(R) or American FundsLine Online(SM)), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

Brokerage commissions paid on portfolio transactions for the fiscal years ended November 30, 1997, 1996 and 1995 amounted to $3,337,000, $2,495,000 and
$2,615,000 respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $4,253,000 for the fiscal year ended November 30, 1997.

INDEPENDENT AUDITORS -- Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, have served as the fund's independent auditors since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in auditing and accounting.

REPORTS TO SHAREHOLDERS -- The fund's fiscal year ends on November 30. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The financial statements are audited annually by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the Board of Trustees. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report, shareholders should contact the Transfer
Agent.

PERSONAL INVESTING POLICY -- The Investment Adviser and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; a ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

SHAREHOLDER AND TRUSTEE RESPONSIBILITY -- Under the laws of certain states, including Massachusetts where the fund was organized and California where the fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, omissions, obligations or affairs of the fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the fund or Trustees. The Declaration of Trust provides for indemnification out of fund property of any shareholder held personally liable for the obligations of the fund and also provides for the fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

Under the Declaration of Trust, the Trustees, officers, employees or agents of the fund are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

SHAREHOLDER VOTING RIGHTS -- At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any trustee or trustees from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of trustees, as though the fund were a common-law trust. Accordingly, the trustees of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- NOVEMBER 28, 1997



  Net asset value and redemption price per share         $20.93
  (Net assets divided by shares outstanding)

  Maximum offering price per share (100/94.25 of per     $22.21
  share net asset value, which takes into account
  the fund's current maximum sales load)



                               INVESTMENT RESULTS

The fund's yield is 0.53% based on a 30-day (or one month) period ended November 30, 1997, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b/cd+1)/6/-1]
      Where: a =  dividends and interest earned during the period.

             b = expenses accrued for the period (net of reimbursements).

             c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

              d = the maximum offering price per share on the last day of the period.

The fund's one-year total return and average annual total returns over the past five- and ten-year periods as of November 30, 1997 were 14.63%, 15.54% and 16.11%, respectively. The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission:
P(1+T)/n/  = ERV.

To calculate total return, an initial investment is divided by the public offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are reinvested at net asset value on the reinvestment date determined by the Board of Trustees. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending and the initial investment value divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the periods. Total return may be calculated for one-year, five-years, ten-years and for other periods. The average annual total return over periods greater than one year may also be computed by utilizing ending values as determined above.

The following assumptions will be reflected in computations made in accordance with the formulas stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services, Morningstar, Inc., Wiesenberger Investment Companies Services and the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various periodicals, including BARRON'S, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

The fund may, from time to time, compare its investment results with the following:

 (1) Average of Savings Institutions deposits, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board). Savings deposits offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.

 (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).
The fund may from time to time illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

EXPERIENCE OF THE INVESTMENT ADVISER -- The Investment Adviser manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1967 (127 in all), those funds have had better total returns than the Standard and Poor's 500 Composite Stock Index in 91 of the 127 periods.

Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of the Investment Adviser.
The investment results set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.

                       NEF VS. VARIOUS UNMANAGED INDICES


 Period      NEF         S&P 500/1/   DJIA/2/      NYSE/3/



12/1/83 -    +613%         +798%      +886%        +419%
11/30/97



   /1/ The Standard and Poor's 500 Stock Index is comprised of industrial, transportation, public utilities and financial stocks, and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

   /2/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

   /3/ Index is a capitalization weighted index of all The New York Stock Exchange Composite common stocks listed on the exchange.


       IF YOU ARE CONSIDERING NEF FOR AN INDIVIDUAL RETIREMENT ACCOUNT...


Here's how much you would have if you had invested $2,000 a year in NEF:

2 Years          5 Years               7 Years             10 Years
(12/1/95-        (12/1/92 -            (12/1/90-           (12/1/87-
11/30/97)        11/30/97)             11/30/97)           11/30/97)
$4,929           $15,450               $26,514             $48,025




           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM:


If you had invested   Periods                   ...and taken all
$10,000 in NEF      12/1-11/30                distributions in shares,
this many years...                             your investment would
Number                                        have been worth this
of Years                                      much at November 30, 1997:
                                              Value ($)

1                   1996  -  1997             11,463

2                   1995  - 1997              13,181

 3                  1994  - 1997              16,249

4                   1993  - 1997              15,767

5                   1992  - 1997              20,590

6                   1991  - 1997              25,447

7                   1990  - 1997              30,706

8                   1989  - 1997              26,603

9                   1988  - 1997              36,406

10                  1987  - 1997              44,544

11                  1986  - 1997              42,149

12                  1985  - 1997              51,146

13                  1984  - 1997              70,879

14                  1983  - 1997              71,317



Illustration of a $10,000 investment in NEF with dividends reinvested and capital gain distributions taken in shares

   (For the lifetime of the fund, December 1, 1983 through November 30, 1997)

                       COST OF SHARES                                                  VALUE OF SHARES


Fiscal        Annual        Total          Investment   From           From               Dividends          Total
Year End      Dividends     Dividends      Cost        Initial        Capital Gains      Reinvested         Value
11/30                       (cumulative)               Investment     Reinvested

1984          $   --        $--            $ 10,000    $   9,485      $--                $--                $  9,485

1985          199           199            10,199      12,864         --                 280                13,144

1986          140           339            10,339      14,560         913                477                15,950

1987          367           706            10,706      12,761         1,586              746                15,093

1988          315           1,021          11,021      14,396         2,858              1,208              18,462

1989          421           1,442          11,442      18,159         5,042              2,068              25,269

1990          566           2,008          12,008      13,462         6,417              2,007              21,886

1991          589           2,597          12,597      15,076         8,427              2,910              26,413

1992          328           2,925          12,925      18,091         10,676             3,874              32,641

1993          189           3,114          13,114      22,617         14,934             5,080              42,631

1994          307           3,421          13,421      20,124         16,436             4,816              41,376

1995          517           3,938          13,938      23,324         21,446             6,214              50,984

1996          578           4,516          14,516      25,412         25,793             7,426              58,631

1997          455           4,971          14,971      28,736         33,632             8,949              71,317



   The dollar amount of capital gain distributions during the period was
$20,403

APPENDIX
                          DESCRIPTION OF BOND RATINGS
                           CORPORATE DEBT SECURITIES

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C".

"AA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

THE NEW ECONOMY FUND
Investment Portfolio, November 30, 1997

-------------------------------------------   -------------
Largest Holdings by Industry

Broadcasting & Publishing                             15.46%
Telecommunications                                    10.36
Miscellaneous Financial Services                       8.19
Merchandising                                          7.48
Computer Services & Software                           7.36
All Other Industries                                  39.88
Cash & Equivalents                                    11.27
-------------------------------------------   -------------
                                                    Percent
                                                         of
         Largest Equity-Type Holdings            Net Assets

Fannie Mae                                             3.19%
Freddie Mac                                            2.66
Time Warner                                            2.35
Tele-Communications, Liberty Media Group               2.21
Carnival                                               2.10
Tele-Communications, TCI Group                         1.91
Viacom                                                 1.81
America Online                                         1.77
Telefonos de Mexico                                    1.59
Rentokil Group                                         1.53
-------------------------------------------   ------------- -----------------------

                                                                 Market  Percent
Equity-Type Securities (Common and               Shares or        Value   of Net
 Preferred Stocks and Convertible Debentures) Principal Amou      (000)   Assets
----------------------------------------      ------------- -----------------------
BROADCASTING & PUBLISHING - 13.13%
Time Warner Inc.                                  1,940,220    $113,018     2.35%
Tele-Communications, Inc., Series A, Liberty Media
 Group (1)                                        3,147,587     106,231      2.21
Tele-Communications, Inc., Series A, TCI Group    4,000,000      91,625      1.91
Viacom Inc., Class B (1)                          2,485,000      86,975      1.81
Comcast Corp., Class A, special stock             2,300,000      64,400      1.34
Mediaset SpA (Italy) (2)                          6,960,000      34,393
Mediaset SpA                                      1,450,000       7,165       .87
News Corp. Ltd., preferred shares (Australia)     2,845,362      13,792
News Corp. Ltd.                                   2,088,169      11,114
News Corp. Ltd. (American Depositary
 Receipts)                                          470,000      10,193       .83
News Corp. Ltd., preferred shares
 (American Depositary Receipts)                     235,000       4,641
Tele-Communications International, Series A (1    2,250,000      36,141       .75
EMAP PLC (United Kingdom)                         1,400,000      20,576       .43
ProSieben Media AG (Germany) (1)                    410,000      19,649       .40
Chris-Craft Industries, Inc. (1)                    318,270      15,953       .33
Thomson Corp. (Canada)                              600,000      15,107       .31
Quebecor Printing Inc. (Canada)                   1,000,000      14,312       .30
CANAL+ (France)                                      81,370      14,149       .29
TV Azteca, SA de CV (American Depositary
 Receipts) (Mexico) (1)                             682,900      14,127       .29
Grupo Televisa, SA (American Depositary
 Receipts) (Mexico) (1)                             345,000      12,765       .27
Scholastic Corp. (1)                                236,200       9,020       .19
AUDIOFINA (Luxembourg)                              185,000       6,513       .14
CBS Corp.                                           200,434       6,013       .13
FLEXTECH PLC (United Kingdom)                       500,000       4,737       .10
Golden Books Family Entertainment, Inc. (1)         500,000       4,687       .10
Gaylord Entertainment Co., Class A                  110,250       3,370       .07
SOFT BANK Corp. (Japan)                              69,560       1,252       .03
Young Broadcasting Inc., Class A (1)                 18,000         655       .01
TELECOMMUNICATIONS - 10.36%
Telefonos de Mexico, SA de CV, Class L
 (American Depositary Receipts) (Mexico)          1,541,960      76,327      1.59
Telefonica de Espana, SA (Spain)                  1,675,000      48,274
Telefonica de Espana, SA (American                                           1.31
 Depositary Receipts)                               170,000      14,705
AirTouch Communications (1)                       1,450,000      56,912      1.18
Tele-Communications, Inc., Series A, TCI
 Ventures (1)                                     2,300,000      52,037      1.08
Tele Danmark AS, Class B (American Depositary
 Receipts) (Denmark)                                704,700      21,053       .68
Tele Danmark AS, Class B                            200,000      11,938
Mannesmann AG (Germany)                              57,500      26,742       .56
MCI Communications Corp.                            500,000      21,969       .46
SITEL Corp. (1)                                   2,350,000      21,884       .45
Telecom Corp. of New Zealand Ltd. (New Zealand    2,200,000      11,273
Telecom Corp. of New Zealand Ltd. (2)             2,028,400      10,394       .45
Sprint Corp.                                        350,500      20,526       .43
Hong Kong Telecommunications Ltd. (Hong Kong)     9,952,345      18,927       .39
LCI International, Inc. (1)                         650,000      17,916       .37
Vodafone Group PLC (American Depositary
 Receipts) (United Kingdom)                         225,000      14,850       .31
Telefonica del Peru SA (American Depositary
 Receipts) (Peru)                                   485,600      10,198       .21
APAC TeleServices, Inc. (1)                         641,400       8,980       .19
Globalstar Telecommunications Ltd., 6.50%
 convertible preferred (2)                          100,000       8,500       .18
Telecom Argentina STET-France Telecom SA,
 Class B (American Depositary Receipts)
 (Argentina)                                        261,000       8,009       .17
TeleTech Holdings, Inc. (1)                         600,000       6,375       .13
Telecom Italia SpA (Italy)                          850,000       5,308
Telecom Italia SpA, savings shares                  150,000         589       .12
Telefonica de Argentina SA (American
 Depositary Receipts) (Argentina)                   128,700       4,255       .09
AT&T Corp.                                            7,300         408       .01
MISCELLANEOUS FINANCIAL SERVICES - 8.19%
Fannie Mae (formerly Federal National
 Mortgage Assn.)                                  2,900,000     153,156      3.19
Freddie Mac (formerly Federal Home Loan
 Mortgage Corp.)                                  3,100,000     127,875      2.66
Capital One Financial Corp.                         950,000      43,047       .90
SLM Holding Corp. (formerly
 (Student Loan Marketing Assn.)                     280,000      36,155       .75
First Data Corp.                                    600,000      16,988       .35
ORIX Corp. (Japan)                                  154,000      10,329       .22
Insignia Financial Group, Inc. Class A (1)          300,000       5,925       .12
MERCHANDISING - 7.48%
Viking Office Products, Inc. (1)                  2,970,000      68,867      1.43
Consolidated Stores Corp. (1)                     1,250,000      60,781      1.27
AutoZone, Inc. (1)                                1,200,000      36,000       .75
Circuit City Stores, Inc.-Circuit City Group        575,000      18,867
Circuit City Stores, Inc.-Carmax Group (1)          900,000      10,744       .62
HSN, Inc. (1)                                       455,000      20,304       .42
Barnes & Noble, Inc. (1)                            600,000      18,563       .39
Home Depot, Inc.                                    309,000      17,285       .36
Gymboree Corp. (1)                                  500,000      14,438       .30
Garden Ridge Corp. (1)                              850,000      12,963       .27
DFS Furniture Co. PLC (United Kingdom)            1,300,000      12,793       .27
Limited Inc.                                        500,000      12,031       .25
Tesco PLC (United Kingdom)                        1,474,410      11,908       .25
Giant Food Inc., Class A                            250,000       8,438       .17
PETsMART, Inc. (1)                                1,000,000       7,813       .16
MSC Industrial Direct Co., Inc., Class A (1)        178,700       6,947       .14
Michaels Stores, Inc. (1)                           200,000       6,475       .13
JLK Direct Distribution Inc., Class A (1)           212,800       6,052       .13
CompuCom Systems, Inc. (1)                          400,000       4,100       .09
Dickson Concepts (International) Ltd. (Hong Kong -
 Incorporated in Bermuda)                         1,561,400       2,929       .06
Giordano Holdings Ltd. (Hong Kong)                3,750,000         982       .02
COMPUTER SERVICES & SOFTWARE - 7.36%
Oracle Corp. (1)                                  1,900,000      63,294      1.32
CUC International Inc. (1)                        1,945,000      55,919      1.16
Computer Associates International, Inc.             690,000      35,923       .75
Intuit Inc. (1)                                   1,100,000      33,206       .69
Shared Medical Systems Corp.                        450,000      28,800       .60
Electronic Arts (1)                                 847,600      28,395       .59
PeopleSoft, Inc. (1)                                300,000      19,631       .41
Policy Management Systems Corp. (1)                 220,000      14,217       .30
Sybase, Inc. (1)                                    950,600      13,308       .28
American Management Systems, Inc. (1)               400,000       9,325       .19
Broderbund Software, Inc. (1)                       300,000       8,719       .18
Netscape Communications Corp. (1)                   300,000       8,550       .18
Electronic Data Systems Corp.                       200,000       7,600       .16
MacNeal-Schwendler Corp. (1)                        603,300       6,146       .13
Avid Technology, Inc. (1)                           200,000       5,850       .12
HNC Software Inc. (1)                               125,000       3,938       .08
Altron Inc.(1)                                      160,000       2,520       .05
Gemstar International Group Ltd. (1)                101,300       2,406       .05
First USA Paymentech, Inc. (1)                      122,667       1,901       .04
Acclaim Entertainment, Inc. (1)                     450,000       1,828       .04
Macromedia, Inc. (1)                                150,000       1,495       .03
Verity, Inc. (1)                                    120,500         591       .01
INSURANCE - 6.90%
EXEL Ltd. (Bermuda)                               1,150,000      70,725      1.47
Fairfax Financial Holdings Ltd. (Canada) (1)        226,000      47,540
Fairfax Financial Holdings Ltd.                      30,000       6,310      1.12
ING Groep NV (Netherlands)                          708,224      28,770
ING Groep NV, warrants, expire 2001 (1)           2,200,000      21,513      1.05
Travelers/Aetna Property Casualty Corp., Class    1,085,000      43,129       .90
Aetna Inc.                                          370,000      27,889       .58
PartnerRe Holdings Ltd. (Incorporated in Bermu      553,900      23,956       .50
American International Group, Inc.                  225,000      22,683       .47
Topdanmark A/S (Denmark)                            110,120      17,376       .36
20th Century Industries                             474,200      11,944       .25
Trenwick Group Inc.                                 255,000       9,467       .20
ENTERTAINMENT & LEISURE - 5.64%
Carnival Corp., Class A                           1,870,000     101,097      2.10
Walt Disney Co.                                     747,000      70,918      1.48
Mirage Resorts, Inc. (1)                          1,500,000      35,625       .74
Midway Games Inc. (1)                               900,000      18,112       .38
MGM Grand, Inc. (1)                                 400,000      15,650       .33
Nintendo Co., Ltd. (Japan)                          120,000      12,397       .26
Circus Circus Enterprises, Inc. (1)                 300,000       6,188       .13
Harrah's Entertainment, Inc. (1)                    300,000       6,019       .12
Station Casinos, Inc. (1)                           758,300       5,024       .10
BANKING - 5.07%
Norwest Corp.                                     1,260,000      47,171       .98
Wells Fargo & Co.                                   116,666      35,846       .75
Charter One Financial, Inc.                         496,125      29,395       .61
First Chicago NBD Corp.                             315,400      24,680       .51
Societe Generale de Belgique SA (Belgium)           259,500      24,192       .50
STB Cayman Capital Ltd., 0.50% convertible
 debentures 2007 (Japan)                         $2,240,000      14,376       .30
Keystone Financial, Inc.                            375,000      13,969       .29
Royal Bank of Canada (Canada)                       250,000      13,380       .28
Sparbanken Sverige AB (Swedbank), Class A (Swe      490,000      12,466       .26
Grupo Financiero Banamex Accival, SA de CV,
 Series L (Mexico) (1)                            3,024,415       6,262
Grupo Financiero Banamex Accival, SA de CV,                                   .21
 Series B (1)                                     1,745,000       3,826
Sakura Finance (Bermuda) Trust, convertible
 preference share units (Japan)                         144       5,832       .19
Sakura Bank, Ltd.                                   891,000       3,110
Banco de Santander, SA (Spain)                      200,000       6,046       .12
Philippine Commercial International Bank, Inc.
 (Philippines)                                      807,600       3,193       .07
MISCELLANEOUS BUSINESS SERVICES - 4.52%
Rentokil Group PLC (United Kingdom)              17,399,800      73,276      1.53
Pittston Brink's Group                            1,075,000      39,372       .82
Concord EFS, Inc. (1)                               882,400      22,501       .47
Ceridian Corp. (1)                                  500,000      21,938       .45
Administaff, Inc. (1)                               565,800      12,589       .26
Snyder Communications, Inc. (1)                     350,000      11,878       .25
ABR Information Services, Inc. (1)                  424,400      10,186       .21
Precision Response Corp. (1)                        645,000       4,878       .10
Stewart Enterprises, Inc. Class A                   100,000       4,344       .09
EarthWatch Inc., 12% convertible preferred,
 Series C (1) (2) (3) (4)                           500,000       4,000       .08
CorporateFamily Solutions, Inc. (1)                 220,000       3,685       .08
MicroAge, Inc. (1)                                  150,000       3,019       .06
InaCom Corp. (1)                                    100,000       2,838       .06
Black Box Corp. (1)                                  75,700       2,697       .06
ELECTRONIC DATA PRODUCTS - 2.52%
America Online, Inc. (1)                          1,130,000      85,315      1.77
Micron Technology, Inc. (1)                         900,000      22,388       .47
Intel Corp.                                         175,000      13,584       .28
HEALTH & HOSPITAL SERVICES - 2.10%
Columbia/HCA Healthcare Corp.                     1,030,000      30,385       .63
HealthCare COMPARE Corp. (1)                        300,000      15,637       .32
Human Genome Sciences, Inc. (1)                     300,000      12,300       .26
Nu Skin Asia Pacific, Inc., Class A (1)             585,000      11,700       .24
United HealthCare Corp.                             200,000      10,412       .22
Cerner Corp. (1)                                    400,000       9,625       .20
Orthodontic Centers of America, Inc. (1)            500,000       9,063       .19
PacifiCare Health Systems, Inc., Class A (1)         35,200       1,813       .04
RESTAURANTS - 2.09%
Brinker International, Inc. (1)                   3,050,000      44,987       .94
McDonald's Corp.                                    520,000      25,220       .52
Foodmaker, Inc. (1)                                 918,000      14,229       .30
Outback Steakhouse, Inc. (1)                        400,000      11,975       .25
Sizzler International, Inc. (1)                   1,375,000       4,039       .08
ENVIRONMENTAL SERVICES - 1.32%
Allied Waste Industries, Inc. (1)                 1,220,400      26,696       .56
USA Waste Services, Inc. (1)                        561,500      18,565       .39
Ecolab Inc.                                         200,000      10,200       .21
Waste Management, Inc.                              320,000       7,880       .16
REAL ESTATE - 0.84%
Host Marriott Corp. (1)                           1,300,000      27,056       .56
Mitsubishi Estate Co., Ltd. (Japan)               1,160,000      13,437       .28
INFORMATION & PRINTING SERVICES - 0.82%
Primark Corp. (1)                                   938,900      31,805       .66
Banta Corp.                                         300,000       7,500       .16
HOTELS & MOTELS - 0.80%
Marriott International, Inc.                        530,000      38,392       .80
DIVERSIFIED SERVICES - 0.76%
Brambles Industries Ltd. (Australia)              1,350,000      25,733       .54
Benpres Holdings Corp. (Global Depositary
 Receipts) (Philippines) (1)                      3,581,536      10,566       .22
ENERGY SERVICES - 0.67%
Schlumberger Ltd. (Netherlands Antilles)            390,000      32,102       .67
ADVERTISING - 0.61%
Omnicom Group Inc.                                  200,000      14,825       .31
Interpublic Group of Companies, Inc.                300,000      14,381       .30
COMPUTER SYSTEMS - 0.52%
Silicon Graphics, Inc. (1)                        1,120,300      14,704       .31
International Business Machines Corp.                94,000      10,299       .21
ELECTRIC UTILITIES - 0.44%
Southern Electric PLC (United Kingdom)            1,600,000      12,126       .25
National Power PLC (United Kingdom)                 940,000       8,972       .19
AIRLINES - 0.27%
Southwest Airlines Co.                              525,000      12,830       .27
RAIL & ROAD SERVICES - 0.25%
Werner Enterprises, Inc.                            279,700       5,979       .12
Greyhound Lines, Inc. (1)                           825,000       3,248       .07
Tranz Rail Holdings Ltd. (American Depositary
 Receipts) (New Zealand)                            225,000       2,925       .06
LEASING SERVICES - 0.19%
IKON Office Solutions, Inc.                         300,000       9,131       .19
ENGINEERING & CONSTRUCTION - 0.17%
Jacobs Engineering Group Inc. (1)                   317,100       8,383       .17
SAFETY AND SECURITY SERVICES - 0.10%
Securitas AB, Class B (Sweden)                      153,000       4,596       .10
MISCELLANEOUS
Other equity-type securities in initial
 period of acquisition                                          157,512      3.28
                                                            --------------
TOTAL EQUITY-TYPE SECURITIES
 (cost: $2,755,130,000)                                       4,263,031     88.73
                                                  Principal --------------
                                                     Amount
Short-Term Securities                                 (000)
----------------------------------------      ------------- ------------
CORPORATE SHORT-TERM NOTES - 9.56%
A.I. Credit Corp. 5.50%-5.54%
 due 12/11/97-1/7/98                                $47,500      47,343       .99
J. C. Penney Funding Corp. 5.50%-5.51%
 due 12/1-12/17/97 (2)                               47,100      47,026       .98
Ford Motor Credit Co. 5.54%-5.67% due
 1/13-2/11/98                                        46,050      45,610       .95
International Lease Finance Corp. 5.49%-5.62%
 due 12/4/97-1/16/98                                 40,250      40,037       .83
Abbott Laboratories 5.51%-5.56%
 due 12/17-12/22/97                                  39,900      39,790       .83
Hershey Foods Corp.5.51%-5.53% due
 12/22/97-1/30/98                                    36,500      36,256       .75
Warner-Lambert Co. 5.48%-5.52% due
 12/8-12/30/97 (2)                                   34,000      33,882       .71
Lucent Technologies Inc. 5.49%-5.55% due
 12/10/97-1/20/98                                    31,600      31,454       .65
General Electric Capital Corp. 5.55%-5.72%
 due 1/8-1/14/98                                     30,000      29,803       .62
IBM Credit Corp. 5.53%-5.71%
 due 12/9/97-1/16/98                                 25,750      25,628       .53
Emerson Electric Co. 5.48%-5.50% due
 12/3-12/19/97                                       25,500      25,429       .53
AT & T Corp. 5.52%-5.53%
 due 1/5-1/22/98                                     21,600      21,448       .45
Wal-Mart Stores Inc. 5.49%-5.50% due
 12/1/97                                             17,900      17,897       .37
Baltimore Gas and Electric Co.
 5.50%-5.55% due 12/4-12/18/97                       17,800      17,775       .37
FEDERAL AGENCY DISCOUNT NOTES - 1.41%
Freddie Mac (formerly Federal Home Loan
 Mortgage Corp.) 5.39%-5.43% due 12/15-12/23/9       45,600      45,479       .95
Federal Home Loan Banks 5.40%-5.47%
 due 1/7-1/21/98                                     22,200      22,040       .46
NON-U.S. CURRENCY - 0.14%
New Taiwanese Dollar                             NT$226,295       7,050       .14

TOTAL SHORT-TERM SECURITIES                                 ------------
 (cost: $534,038,000)                                           533,947     11.11
                                                            ------------
TOTAL INVESTMENT SECURITIES
 (cost: $3,289,168,000)                                       4,796,978     99.84

Excess of cash and receivables over payables                      7,372       .16
                                                            -----------------------
NET ASSETS                                                   $4,804,350   100.00%
                                                            =======================



(1) Non-income-producing securities.
(2) Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.
(3) Valued under procedures established by the Board of Trustees.
(4) Payment in kind. The issuer has the option of paying additional securities in lieu of cash.

See Notes to Financial Statements


Equity-Type securities appearing in the
 portfolio since May 31, 1997
-------------------------------------------
Allied Waste Industries
APAC TeleServices
Black Box
CBS
CompuCom Systems
CorporateFamily Solutions
FLEXTECH
IKON Office Solutions
InaCom
Insignia Financial Group
Intel
JLK Direct Distribution
LCI International
Limited
MGM Grand
MicroAge
Micron Technology
Midway Games
Netscape Communications
PeopleSoft
PETsMART
Precision Response
ProSieben Media
Scholastic
SITEL
Snyder Communications
Societe Generale de Belgique
STB Cayman Capital
Tele-Communications, TCI Ventures
TeleTech Holdings
TV Azteca
20th Century Industries
USA Waste Services
Verity
Young Broadcasting

Equity-Type securities eliminated from the
 portfolio since May 31, 1997
-------------------------------------------

ACNielsen
All American Communications
Allied Irish Banks
AMR
Arnoldo Mondadori Editore
Ascend Communications
Avnet
Banc One
Bay Networks
BTG
Cascade Communications
CompuServe
DecisionOne Holdings
Helmerich & Payne
International Family Entertainment
MetaCreations
Nets
Old Kent Financial
Pep Boys - Manny, Moe & Jack
Technology Resources Industries
U S WEST Media Group
United Waste Systems
Vivra
Walgreen
Waste Management International


The New Economy Fund
Financial Statements
Statement of Assets and                                                 (dollars in
Liabilities at November 30, 1997                                         thousands)
                                               ----------------    ----------------
Assets:
Investment securities at market
 (cost: $3,289,168)                                                      $4,796,978
Cash                                                                             79
Receivables for-
 Sales of investments                                  $ 12,855
 Sales of fund's shares                                   2,283
 Dividends                                                2,700              17,838
                                               ----------------    ----------------
                                                                          4,814,895
Liabilities:
Payables for-
 Purchases of investments                                 4,048
 Repurchases of fund's shares                             2,089
 Management services                                      1,672
 Accrued expenses                                         2,736              10,545
Net Assets at November 30, 1997-               ----------------    ----------------
 Equivalent to $20.92 per share on
 229,607,286 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                             $4,804,350
                                                                      =============



Statement of Operations                                                 (dollars in
for the year ended November 30, 1997                                     thousands)
----------------------------------------       ----------------    ----------------
Investment Income:
Income:
 Dividends                                             $ 39,696
 Interest                                                24,740            $ 64,436
                                               ----------------
Expenses:
 Management services fee                                 18,971
 Distribution expenses                                   10,087
 Transfer agent fee                                       4,253
 Reports to shareholders                                    308
 Registration statement and prospectus                      260
 Postage, stationery and supplies                           781
 Trustees' fees                                             114
 Auditing and legal fees                                     49
 Custodian fee                                              686
 Taxes other than federal income tax                         64
 Other expenses                                              96              35,669
                                               ----------------    ----------------
 Net investment income                                                       28,767
                                                                   ----------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                           396,363
Net increase in unrealized
 appreciation on investments:
 Beginning of year                                    1,067,480
 End of year                                          1,507,804
  Net unrealized appreciation                  ----------------
   on investments                                                           440,324
 Net realized gain and unrealized                                  ----------------
  appreciation on investments                                               836,687
Net Increase in Net Assets                                         ----------------
 Resulting from Operations                                                 $865,454
                                                                      =============


                                                                        (dollars in
Statement of Changes in Net Assets                                       thousands)
----------------------------------------          -------------       -------------

                                                     Year Ended         November 30
                                                            1997                1996
Operations:                                       -------------       -------------
Net investment income                                $   28,767          $   32,975
Net realized gain on investments                        396,363             256,063
Net unrealized appreciation
 on investments                                         440,324             251,881
                                                  -------------       -------------
 Net increase  in net assets
  resulting from operations                             865,454             540,919
                                                  -------------       -------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                    (32,176)            (40,512)
Distributions from net realized
 gain on investments                                   (257,536)           (143,588)
                                                  -------------       -------------

 Total dividends and distributions                     (289,712)           (184,100)
                                                  -------------       -------------
Capital Share Transactions:
Proceeds from shares sold:
 28,930,089 and 46,030,628
 shares, respectively                                   535,948             791,270
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 16,361,452 and 10,959,728 shares,
 respectively                                           275,377             174,287
Cost of shares repurchased:
 43,976,233 and 36,172,855
 shares, respectively                                  (806,006)           (621,663)
                                                  -------------       -------------
 Net increase in net assets resulting
  from capital share transactions                         5,319             343,894
                                                  -------------       -------------
Total Increase in Net Assets                            581,061             700,713

Net Assets:
Beginning of year                                     4,223,289           3,522,576
End of year (including undistributed              -------------       -------------
 net investment income: $17,008 and
 $20,277, respectively)                              $4,804,350          $4,223,289
                                                  =============       =============


 See Notes to Financial Statements

1. The New Economy Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    Equity-type securities traded on a national securities exchange (or reported on the Nasdaq national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Trustees or a committee thereof.

    As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions.Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

    Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the period. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

    Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $686,000 includes $41,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

    As of November 30, 1997 net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,507,810,000, of which $1,684,939,000 related to appreciated securities and $177,130,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended November 30, 1997. The cost of portfolio securities for book and federal income tax purposes was $3,289,168,000 at November 30, 1997.

3. The fee of $18,971,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, calculated at the lower of the annual rates of 0.60% of the first $300 million of average net assets; 0.48% of such assets in excess of $300 million but not exceeding $750 million; 0.45% of such assets in excess of $750 million but not exceeding $1.25 billion; and 0.42% of such assets in excess of $1.25 billion; OR 0.58% of the first $500 million of the fund's average net assets; 0.48% of such assets in excess of $500 million but not exceeding $1 billion; 0.44% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.41% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.39% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.38% of such assets in excess of $4 billion but not exceeding $6.5 billion; and 0.375% of such assets in excess of $6.5 billion. The latter fee schedule provides for lower fees when net assets exceed $3 billion.

    Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended November 30, 1997, distribution expenses under the Plan were $10,087,000. As of November 30, 1997, accrued and unpaid distribution expenses were $2,501,000.

    American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,253,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,605,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

    Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of November 30, 1997, aggregate amounts deferred and earnings thereon were $126,000.

    CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of November 30, 1997, accumulated undistributed net realized gain on investments was $394,957,000 and paid-in capital was $2,884,721,000.

    The fund made purchases and sales of investment securities, excluding short-term securities, of $1,243,318,000 and $1,544,880,000, respectively, during the year ended November 30, 1997.

    Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended November 30, 1997, such non-U.S. taxes were $2,587,000. Net realized currency losses on dividends, interest, and withholding taxes reclaimable were $62,000 for the year ended November 30, 1997.

PER-SHARE DATA AND RATIOS (1)

                                                            Year  ended November     30
                                                 ---------------------------------------
                                                     1997    1996   1995    1994   1993
                                                 ---------------------------------------
Net Asset Value, Beginning
 of Year                                            18.50   16.98  14.65   16.47  13.17
                                                 ---------------------------------------

Income from Investment
 Operations:
 Net investment income                               .12     .14    .20     .17    .11
 Net realized and unrealized
  gain (loss) on investments                        3.57    2.26   2.99    (.59)   3.75
  Total income (loss) from                       ---------------------------------------
   investment operations                            3.69    2.40   3.19    (.42)   3.86
                                                 ---------------------------------------
Less Distributions:
 Dividends from net investment
  income                                            (.14)   (.19)  (.18)   (.12)  (.07)
 Distributions from net realized
  gains                                            (1.13)   (.69)  (.68)  (1.28)  (.49)
                                                 ---------------------------------------
   Total distributions                             (1.27)   (.88)  (.86)  (1.40)  (.56)
                                                 ---------------------------------------
Net Asset Value, End of Year                        20.92   18.50  16.98   14.65  16.47
                                                 =======================================
Total Return (2)                                   21.64%  15.00% 23.22%  (2.94) 30.60%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                                   $4,804  $4,223 $3,523  $2,592 $1,912
 Ratio of expenses to average
  net assets                                         .81%    .84%   .88%    .85%   .85%
 Ratio of net income to
  average net assets                                 .66%    .85%  1.33%   1.25%   .76%
 Average commissions
  paid per share (3)                               2.58c   1.17c   .16c    .38c   .30c
 Portfolio turnover rate                           31.62%  29.54% 27.03%  25.51% 26.97%


(1) Adjusted to reflect the 100%
  share dividend effective May
  26, 1994.
 2 Unaudited
(2) Calculated without
  deducting a sales charge. The
  maximum sales charge is 5.75%
  of the fund's offering price.
 4 Based on operations for the
  period shown and, accordingly,
  not representative of a full
  year's operations.
(3) Brokerage commissions
  paid on portfolio
  transactions increase the
  cost of securities
  purchased or reduce the
  proceeds of securities sold,
  and are not separately reflected in the
  fund's statement of
  operations. Shares traded
  on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded.
  Generally, non-U.S. commissions
  are lower than U.S. commissions
  when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S.
  securities.


Independent Auditors' Report

To the Board of Trustees and Shareholders of The New Economy Fund:

    We have audited the accompanying statement of assets and liabilities of The New Economy Fund, including the schedule of portfolio investments, as of November 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The New Economy Fund at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Los Angeles, California
December 24, 1997


1997 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 70% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 1998 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1997 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

                                   PART C
                            OTHER INFORMATION
                      THE NEW ECONOMY FUND (THE FUND)

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

 (a) Included in Prospectus - Part A

   Financial Highlights

  Included in Statement of Additional Information - Part B

   As of November 30, 1997:
    Investment Portfolio                    Notes to Financial Statements
    Statement of Assets and Liabilities     Per Share Data and Ratios
    Statement of Operations                 Independent Auditors' Report
    Statement of Changes in Net Assets

 (b) Exhibits:

 1. Declaration of Trust dated May 16, 1983; Restatement of Declaration of Trust dated October 3, 1983.
 2. By-laws.
 3. None.
 4. Specimen Share Certificate.
 5. Investment Advisory and Service Agreement dated February 1, 1995.
 6. Principal Underwriting Agreement dated December 1, 1989; form of Selling Group Agreement, Supplemental Selling Group Agreement, Bank Selling
     Group Agreement, Hold Harmless Agreement, and State Addendum to Selling Group Agreement.
 7. None.
 8. Global Custody Agreement dated November 11, 1983.
 9. Shareholder Services Agreement dated January 1, 1995.
 10. Opinion of Counsel dated October 4, 1983.
 11. Consent of Independent Accountants.
 12. None.
 13. Investment Letter dated September 15, 1983 concerning initial share offering.
 14. Model Plans.
 15. Plan of Distribution dated August 19, 1989.
 16. On file (see SEC file nos. 811-3735 and 2-83848).
 17. EX-27 Financial data schedule.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

  As of December 31, 1997:

  Title of Class         Number of Record-Holders

 Beneficial Interest     296,535
(no par value)



ITEM 27. INDEMNIFICATION.

  Registrant is a joint-insured under investment advisor/mutual fund errors and omissions policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

 Article VI of the Trust's By-Laws states:

     (a) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Trust) by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgement, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person reasonably believed to be opposed to the best interests of the the Trust, and, with repsect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

    (b) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person's duty to the Trust unless and only to the extent that the court in which such action or suit was brought, or any other court having jurisdiction in the premises, shall determine upon application that, despite the adjudication of liability but in view of all circumstances ofthe case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

 (c) To the extent that a Trustee or officer of the Trust has been successful on the merits in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).

 (d) Any indemnification under subparagraph (a) or (b) (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of the Trustee or officer is proper under the standard of conduct set forth in subparagraph (a) or (b). Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of Trustees who were not parties to such action, suit or proceeding, and are disinterested Trustees or (ii) if such a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion; and any determinations so made shall be conclusive.
 (e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the Trust as authorized herein. Such determination must be made by disinterested trustees or independent legal counsel.

 (f) Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.

 (g) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a person who has ceased to be Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

 (h) Nothing in the Declaration of Trust or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its shareholders to which such person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

 (i) The Trust shall have power to purchase and maintain insurance on behalf of any person against any liability asserted against or incurred by such person, whether or not the Trust would have the power to indemnify such person against such liability under the provisions of this Article.

 Insofar as indemnification for liability arising under the Securities Act of 1933 (the Act) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer of controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  None.

ITEM 29. PRINCIPAL UNDERWRITERS.

(a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.
 (b)


                   (1)                            (2)                       (3)

      NAME AND PRINCIPAL            POSITIONS AND OFFICES     POSITIONS AND OFFICES
       BUSINESS ADDRESS               WITH UNDERWRITER            WITH REGISTRANT



      David A. Abzug                Regional Vice President   None
      4433 Leydon Avenue
      Van Nuys, CA  91364



      John A. Agar                  Regional Vice President   None
      1501 N. University Drive
      Suite 227A
      Little Rock, AR  72207



      Robert B. Aprison             Vice President            None
      2983 Brynwood Drive
      Madison, WI  53711



S     Richard Armstrong             Assistant Vice President   None



L     William W. Bagnard            Vice President            None



      Steven L. Barnes              Senior Vice President     None
      8000 Town Line Avenue So.
      Suite 204
      Minneapolis, MN   55438



B     Carl R. Bauer                 Assistant Vice President   None



      Michelle A. Bergeron          Vice President            None
      4160 Gateswalk Drive
      Smyrna, GA  30080



      Joseph T. Blair               Senior Vice President     None
      27 Drumlin Road
      West Simsbury, CT  06092



      John A. Blanchard             Regional Vice President   None
      6421 Aberdeen Road
      Mission Hills, KS  66208

      Ian B. Bodell                 Senior Vice President     None
      P.O. Box 1665
      Brentwood, TN  37024-1665



      Mick L. Brethower             Vice President            None
      108 Hagen Court
      Georgetown, TX  78628



       C. Alan Brown                Regional Vice President   None
      4619 McPherson Avenue
      St. Louis, MO 63108



L     Daniel C. Brown               Senior Vice President     None



H     J. Peter Burns                Vice President            None



      Brian C. Casey                Regional Vice President   None
      9508 Cable Drive
      Kensington, MD   20895



      Victor C. Cassato             Senior Vice President     None
      609 W. Littleton Blvd. - Suite 310
      Littleton, CO  80121



      Christopher J. Cassin         Senior Vice President     None
      111 West Chicago Avenue
      Suite G3
      Hinsdale, IL  60521



      Denise M. Cassin              Vice President            None
      1301 Stoney Creek Drive
      San Ramon, CA  94538



L     Larry P. Clemmensen           Director                  None



L     Kevin G. Clifford             Director, Senior Vice President   None



      Ruth M. Collier               Vice President            None
      145 W. 67th Street #12K
      New York, NY  10023



S     David Coolbaugh               Assistant Vice President   None



      Thomas E. Cournoyer           Vice President            None
      2333 Granada Blvd.
      Coral Gables, FL  33134



      Douglas A. Critchell          Senior Vice President     None
      4116 Woodbine Street
      Chevy Chase, MD  20815



L     Carl D. Cutting               Vice President            None



      Dan J. Delianedis             Regional Vice President   None
      8689 Braxton Drive
      Eden Prairie, MN  55347



      Michael A. Dilella            Vice President            None
      P.O. Box 661
      Ramsey, NJ  07446



      G. Michael Dill               Senior Vice President     None
      505 East Main Street
      Jenks, OK  74037



      Kirk D. Dodge                 Senior Vice President     None
      325 E. Eisenhower Parkway
           Suite 106, #16
      Ann Arbor, MI  48108



      Peter J. Doran                Senior Vice President     None
      1205 Franklin Avenue
      Garden City, NY  11530



L     Michael J. Downer             Secretary                 None



      Robert W. Durbin              Vice President            None
      74 Sunny Lane
      Tiffin, OH  44883



I     Lloyd G. Edwards              Vice President            None



L     Paul H. Fieberg               Senior Vice President     None



      John R. Fodor                 Vice President            None
      15 Latisquana Road
      Southborough, MA  01772



L     Mark P. Freeman, Jr.          President, Director       None



      Clyde E. Gardner              Senior Vice President     None
      Rt. 2, Box 3162
      Osage Beach, MO  65065



B     Evelyn K. Glassford           Vice President            None



      Jeffrey J. Greiner            Vice President            None
      12210 Taylor Road
      Plain City, OH 43064



L     Paul G. Haaga, Jr.            Director                  President and Director



B     Mariellen Hamann              Assistant Vice Presdient    None



      David E. Harper               Senior Vice President     None
      R.D. 1, Box 210, Rte. 519
      Frenchtown, NJ  08825



      Ronald R. Hulsey              Vice President            None
      6744 Avalon
      Dallas, TX  75214



      Robert S. Irish               Regional Vice President   None
      1225 Vista Del Mar Drive
      Delray Beach, FL  33483



L     Robert L. Johansen            Vice President, Controller   None

      Michael J. Johnston           Chairman of the Board     None
      630 Fifth Avenue, 36th Floor
      New York, NY  10111



B     Damien Jordan                 Vice President            None



       V. John Kriss, Jr.           Senior Vice President     None
      P.O. Box 274
      Surfside, CA  90743



      Arthur J. Levine              Vice President            None
      12558 Highlands Place
      Fishers, IN  46038



B     Karl A. Lewis                 Assistant Vice President   None



      T. Blake Liberty              Regional Vice President   None
      1940 Blake Street, Suite 303
      Denver, CO  80202



L     Lorin E. Liesy                Assistant Vice President   None

L     Susan G. Lindgren             Vice President -           None
                                    Institutional Investment
                                    Services Division

S     Stella Lopez                  Vice President            None



LW    Robert W. Lovelace            Director                  None



      Stephen A. Malbasa            Vice President            None
      13405 Lake Shore Blvd.
      Cleveland, OH  44110



      Steven M. Markel              Senior Vice President     None
      5241 S. Race Street
      Littleton, CO  80121



L     John C. Massar                Director, Senior Vice President   None



L     E. Lee McClennahan            Senior Vice President     None



L     Jamie McCrary                 Assistant Vice President   None



S     John V. McLaughlin            Senior Vice President     None



      Terry W. McNabb               Vice President            None
      2002 Barrett Station Rd.
      St. Louis, MO   63131



L     R. William Melinat            Vice President, Institutional   None
                                    Investment Services Division



      David R. Murray               Vice President            None
      25701 S.E. 32nd Place
      Issaquah, WA  98027



      Stephen S. Nelson             Vice President            None
      7215 Trevor Court
      Charlotte, NC  28226



      William E. Noe                Regional Vice President   None
      304 River Oaks Road
      Brentwood, TN  37027



      Peter A. Nyhus                Regional Vice President   None
      3084 Wilds Ridge Court
      Prior Lake, MN  55372



      Eric P. Olson                 Regional Vice President   None
      62 Park Drive
      Glenview, IL  60025



      Fredric Phillips              Vice President            None
      32 Ridge Avenue
      Newton Centre, MA  02161



B     Candance D. Pilgram           Assistant Vice President   None



      Carl S. Platou                Regional Vice President   None
      4021 96th Avenue, SE
      Mercer Island, WA  98040



S     Richard P. Prior              Assistant Vice President   None



L     John O. Post, Jr.             Vice President            None



      Steven J. Reitman             Vice President            None
      212 The Lane
      Hinsdale, IL  60521



      Brian A. Roberts              Vice President            None
      12025 Delmahoy Drive
      Charlotte, NC  28277



      George S. Ross                Senior Vice President     None
      55 Madison Avenue
      Morristown, NJ  07960



L     Julie D. Roth                 Vice President            None



L     James F. Rothenberg           Director                  None



      Douglas F. Rowe               Regional Vice President   None
      30309 Oak Tree Drive
      Georgetown, TX  78628



      Christopher S. Rowey          Regional Vice President   None
      9417 Beverlywood Street
      Los Angeles, CA  90034



      Dean B. Rydquist              Vice President            None
      1080 Bay Pointe Crossing
      Alpharetta, GA  30202



      Richard R. Samson             Vice President            None
      4604 Glencoe Avenue, #4
      Marina del Rey, CA  90292



      Joe D. Scarpitti              Regional Vice President   None
      31465 St. Andrews
      Westlake, OH  44145



L     Daniel B. Seivert             Assistant Vice President   None



L     R. Michael Shanahan           Director                  None



      David W. Short                Director, Senior Vice President   None
      1000 RIDC Plaza, Ste. 212
      Pittsburgh, PA  15238



      William P. Simon, Jr.         Senior Vice President     None
      554 Canterbury Lane
      Berwyn, PA  19312



L     John C. Smith                 Assistant Vice President,   None
                                    Institutional Investment Services Division



      Rodney G. Smith               Vice President            None
      100 N. Central Expressway
      Suite 1214
      Richardson, TX  75080



      Nicholas D. Spadaccini        Regional Vice President   None
      855 Markley Woods Way
      Cincinnati, OH  45230



L     Kristen J. Spazafumo          Assistant Vice President   None



      Daniel S. Spradling           Senior Vice President     None
      4 West 4th Avenue, Suite 406
      San Mateo, CA  94402



B     Max D. Stites                 Vice President            None



      Thomas A. Stout               Regional Vice President   None
      12913 Kendale Lane
      Bowie, MD  20715



      Craig R. Strauser             Regional Vice President   None
      17040 Summer Place
      Lake Oswego, OR  97035



      Francis N. Strazzeri          Vice President            None
      31641 Saddletree Drive
      Westlake Village, CA  91361



L     Drew Taylor                   Assistant Vice President   None



S     James P. Toomey               Vice President            None



I     Christopher E. Trede          Vice President            None



      George F. Truesdail           Vice President            None
      400 Abbotsford Court
      Charlotte, NC  28270



      Scott W. Ursin-Smith          Regional Vice President   None
      60 Reedland Woodsway
      Mill Valley, CA  94920



H     Andrew J. Ward                Vice President            None



L     David M. Ward                 Assistant Vice President,   None
                                    Institutional Investment Services Division



      Thomas E. Warren              Regional Vice President   None
      4001 Crockers Lake Blvd., #1012
      Sarasota, FL  34238



L     J. Kelly Webb                 Senior Vice President, Treasurer   None



      Gregory J. Weimer             Vice President            None
      125 Surrey Drive
      Canonsburg, PA  15317



B     Timothy W. Weiss              Director                  None



      N. Dexter Williams            Senior Vice President     None
      25 Whitside Court
      Danville, CA 94526



      Timothy J. Wilson             Regional Vice President   None
      113 Farmview Place
      Venetia, PA  15367



B     Laura L. Wimberly             Vice President            None



L     Marshall D. Wingo             Director, Senior Vice President   None



L     Robert L. Winston             Director, Senior Vice President   None



      Laurie B. Wood                Regional Vice President   None
      3500 West Camino de Urania
      Tucson, AZ  85741



      William R. Yost               Regional Vice President   None
      9320 Overlook Trail
      Eden Prairie, MN  55347



      Janet Young                   Regional Vice President   None
      1616 Vermont
      Houston, TX  77006



      Scott D. Zambon               Regional Vice President
      209 Robinson Drive
      Tustin Ranch, CA  92782




L Business Address, 333 South Hope Street, Los Angeles, CA  90071
SF Business Address, One Market Plaza, Steuart Tower, Suite 1800, San Francisco, CA 94111
LW Business Address, 11100 Santa Monica Blvd., Los Angeles, CA  90025
B Business Address, 135 South State College Blvd., Brea, CA  92821
S Business Address, 8000 IH-10, Suite 1400, San Antonio, TX  78230
H Business Address, 5300 Robin Hood Road, Norfolk, VA  23513
I Business Address, 8332 Woodfield Crossing Boulevard, Indianapolis, IN  46240


 (c) None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, are maintained and kept in the offices of the fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the Fund's accounting department, 135 South State College Blvd., Brea, CA 92621 and 5300 Robin Hood Road, Norfolk, VA 23513.

  Records covering shareholder accounts are maintained and kept by the fund's transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92621, 8000 IH-10, Suite 1400, San Antonio, TX 78230, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513.

  Records covering portfolio transactions are also maintained and kept by the Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02101.

ITEM 31. MANAGEMENT SERVICES.

  None.

ITEM 32. UNDERTAKINGS.

 (c) As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 26th day of January, 1998.

   The New Economy Fund
   By: /s/ Timothy D. Armour
   Timothy D. Armour, President and Trustee

 Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on January 26, 1998, by the following persons in the capacities indicated.

 SIGNATURE                                TITLE
(1) Principal Executive Officer:
 /s/ Timothy D. Armour                    President
 William R. Grimsley
(2) Principal Financial Officer and
 Principal Accounting Officer:
 /s/ Robert P. Simmer                     Treasurer
 Robert P. Simmer
(3)  Trustees:
 Timothy D. Armour*                       President and Trustee
 Richard G. Capen, Jr.*                   Trustee
 H. Frederick Christie*                   Trustee
 Alan W. Clements*                        Trustee
 Alan Greenway*                           Trustee
 William R. Grimsley*                     Chariman of the Board
 E. Graham Holloway*                      Trustee
 Leonade D. Jones*                        Trustee
 William H. Kling*                        Trustee
 Norman R. Weldon*                        Trustee
 Patricia K. Woolf*                       Trustee
*By  /s/ Chad L. Norton
 Chad L. Norton
 (Attorney-in-Fact)

 Counsel reports that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

 /s/ Michele Y. Yang
 Michele Y. Yang, Esq.
                                      C-15